UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 23, 2012

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

WellCare Health Plans, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 23, 2012 (the “Annual Meeting”) at the Company’s corporate headquarters in Tampa, Florida.  39,287,229 shares of the Company’s common stock, or 91% of the shares of the Company’s common stock issued and outstanding on the record date, were present in person or represented by proxy at the Annual Meeting.  Summarized below are descriptions of the proposals voted on at the Annual Meeting and the final results of such voting:

Proposal One: Election of directors

As described in the Company’s proxy statement, the Company’s Board of Directors (the “Board”) nominated ten individuals to serve as directors for a one-year term to expire at the Company’s 2013 Annual Meeting of Stockholders or until their successors are duly elected and qualified.  All such nominees were elected by a majority of the votes cast, as follows:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Charles G. Berg	35,731,167	1,285,439	38,766	2,231,857
Carol J. Burt	36,747,099	269,657	38,616	2,231,857
Alec Cunningham	36,747,614	268,992	38,766	2,231,857
David J. Gallitano	36,843,970	172,592	38,810	2,231,857
D. Robert Graham	36,745,764	270,843	38,765	2,231,857
Kevin F. Hickey	36,745,602	269,971	39,799	2,231,857
Christian P. Michalik	36,842,068	173,161	40,143	2,231,857
Glenn D. Steele Jr., M.D.	36,838,499	177,963	38,910	2,231,857
William L. Trubeck	36,843,553	173,054	38,765	2,231,857
Paul E. Weaver	36,843,215	173,447	38,710	2,231,857

Proposal Two:  Ratification of appointment of independent registered public accounting firm

The Company’s stockholders ratified the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 by the following vote:

Votes For	Votes Against	Abstentions
38,138,327	1,101,345	47,557

Proposal Three:  Advisory vote on the compensation of the Company’s named executive officers (“Say on Pay”)

The Company’s stockholders approved the following resolution (the “Say on Pay Resolution”):

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion disclosed in the Company’s 2012 Proxy Statement, is hereby APPROVED.”

The Say on Pay Resolution was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,780,803	238,661	35,908	2,231,857

Proposal Four:  Stockholder proposal regarding a political contributions and expenditures report

The stockholder proposal regarding a political contributions and expenditures report was defeated by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,504,536	14,836,716	5,714,120	2,231,857

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2012	WELLCARE HEALTH PLANS, INC. /s/ Lisa G. Iglesias
Lisa G. Iglesias
Senior Vice President, General Counsel and Secretary